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                                                                   EXHIBIT 10.35


$100,000.00 USD                              Lewisville, Texas, November 4, 1999

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Dennis Odom, the sum of One Hundred Thousand ($100,000.00) Dollars, together with interest thereon at the rate of 5% per annum on any unpaid balance.

     Said sum, inclusive of interest, shall be payable in one payment including principal and accrued interest one hundred eighty (180) days from this date on May 2, 2000. The undersigned reserves the right to prepay this note in whole or in part without penalty. All payments shall be first applied to accrued interest and the balance to principal.

     This note shall be secured by an interest in personal property and contracts described in a security agreement executed of even dates between the parties.

     This note shall be fully payable upon demand of any holder in the event the undersigned shall default in making any payments due under this note within ten
(10) days of its due date.

     In the event of any default, the undersigned agree to pay all reasonable attorney fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the payee's state.


Dated: November 4, 1999                  BASIC TECHNOLOGIES, INC.


                                         By: /s/ BRYAN L. WALKER
                                             -----------------------------------
                                             Bryan L. Walker,
                                             Chief Executive Officer

                                         By: /s/ RICHARD C. SMITH
                                             -----------------------------------
                                             Richard C. Smith,
                                             Chief Financial Officer


Payee: Dennis Odom
       10832 Prospect Ave. NE
       Albuquerque, NM 87112

Payor: Basic Technologies, Inc.
       1026 West Main Street, Suite 208
       Lewisville, Texas 75067